Does not contain Technical Data. //No Tech Data// Does not contain Technical Data. //No Tech Data// Mercury Announces Mission Systems Leadership Transition ANDOVER, Mass. – Nov. 15, 2023 – Mercury Systems, Inc. (NASDAQ: MRCY, www.mrcy.com), a technology company that delivers mission-critical processing power to the edge, today announced the departure of Dr. Mitch Stevison, Executive Vice President and President of Mercury’s Mission Systems division, effective December 1, 2023. Dr. Stevison will pursue a new opportunity outside of the company. Mercury Chairman and CEO Bill Ballhaus will lead the Mission Systems team until a permanent leader is identified. "Mitch made a significant impact during his tenure at Mercury,” said Bill Ballhaus. “His passion for the mission and commitment to our purpose helped us to solidify our growth strategy and mature our management systems and processes. I am grateful for his contributions and confident that we will manage a seamless transition to new leadership.” “Mercury is a cornerstone of our nation’s defense industrial base, and I am proud of the progress we have made to innovate and expand our mission-critical capabilities and deliver on our commitments to customers,” said Dr. Stevison. “As I have accepted the challenge to lead another company in the defense sector, I am extremely confident in Mercury’s trajectory under the strong leadership of Bill and his team.” Dr. Stevison joined Mercury as Executive Vice President and Chief Growth Officer in October 2021 and became Executive Vice President and President of Mercury’s Mission Systems Division in October 2022. For more information, visit mrcy.com or contact Mercury at info@mrcy.com. Mercury Systems – Innovation that matters® Mercury Systems is a technology company that delivers mission-critical processing power to the edge, making advanced technologies profoundly more accessible for today’s most challenging aerospace and defense missions. The Mercury Processing Platform allows customers to tap into innovative capabilities from silicon to system scale, turning data into decisions on timelines that matter. Mercury’s products and solutions are deployed in more than 300 programs and across 35 countries, enabling a broad range of applications in mission computing, sensor processing, command and control, and communications. Mercury is headquartered in Andover, Massachusetts, and has 24 locations worldwide. To learn more, visit mrcy.com. (Nasdaq: MRCY)

Does not contain Technical Data. //No Tech Data// Does not contain Technical Data. //No Tech Data// Forward-Looking Safe Harbor Statement This press release contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the Company's focus on enhanced execution of the Company's strategic plan under a refreshed Board and leadership team. You can identify these statements by the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. federal government shutdown or extended continuing resolution, effects of geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in or cost increases related to completing development, engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, supply chain delays or volatility for critical components such as semiconductors, production delays or unanticipated expenses including due to quality issues or manufacturing execution issues, failure to achieve or maintain manufacturing quality certifications, such as AS9100, the impact of the COVID pandemic and supply chain disruption, inflation and labor shortages, among other things, on program execution and the resulting effect on customer satisfaction, inability to fully realize the expected benefits from acquisitions, restructurings, and execution excellence initiatives or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements and impacts from any cyber or insider threat events, changes in tax rates or tax regulations, such as the deductibility of internal research and development, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, which difficulties may be impacted by the termination of the Company’s announced strategic review initiative, unanticipated challenges with the transition of the Company’s Chief Executive Officer and Chief Financial Officer roles, including any dispute arising with the former CEO over his resignation, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward looking statement to reflect events or circumstances after the date on which such statement is made. INVESTOR CONTACT Nelson Erickson Senior Vice President, Strategy and Corporate Development

Does not contain Technical Data. //No Tech Data// Does not contain Technical Data. //No Tech Data// Nelson.Erickson@mrcy.com MEDIA CONTACT Turner Brinton Sr. Director, Corporate Communications Turner.Brinton@mrcy.com